SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2001

TRUST CREATED BY PNC MORTGAGE ACCEPTANCE CORPORATION
(under a Pooling & Servicing Agreement
dated as of March 1, 2001 which Trust is
the issuer of Commercial Mortgage Pass-Through
Certificates, Series 2001-C1)

(Exact name of Registrant as specified in its Charter)

New York	333-52506-01	36-4433679
(State or Other Jurisdiction Formation)	(Commission File No.)	(I.R.S. Employer Identification No.)

LaSalle Bank, N.A., Trustee,
Corporate Trust Department
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603-4159

(Address of principal executive office) (Zip Code)
Attention: Asset-Backed Securities Trust Services
PNCMAC Series 2001-C1
Registrant's telephone number, including area code: (312) 904-0390

The Exhibit Index is on page 2.

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ITEM 5. OTHER EVENTS

Attached hereto is a copy of the July 12, 2001, Monthly Remittance Statement provided to the Certificateholders by the Trustee.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Monthly Remittance Statement to the Certificateholders dated as of July 12, 2001.
Loan Data Files as of the July 2001 Determination Date

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. MIDLAND LOAN SERVICES, INC., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling & Servicing
Agreement dated as of March 1, 2001

By: Midland Loan Services, Inc.,

/s/ Lawrence D. Ashley

By: Lawrence D. Ashley
Title: Senior Vice President

Date: July 12, 2001

EXHIBIT INDEX

Document

Monthly Remittance Statement to the dated as of July 12, 2001	Exhibit 19
Loan Data Files as of the July 2001 Determination Date	Exhibit 20

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